UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

Commission File Number 0-25346

ACI WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware			47-0772104
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

6060 Coventry Drive	Elkhorn,	Nebraska	68022
(Address of Principal Executive Offices)			(Zip Code)
(402) 390-7600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ACIW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operation and Financial Condition.
On February 26, 2026, the Company issued a press release announcing its financial results for the three months and year ended December 31, 2025. A copy of this press release is attached hereto as Exhibit 99.1. Following the publication of the earnings release, the Company hosted an earnings call in which its financial results were discussed. The investor presentation materials used for the call are attached as Exhibit 99.2.

The foregoing information (including Exhibits 99.1 and 99.2) is being furnished under “Item 2.02 – Results of Operations and Financial Condition” and “Item 7.01 – Regulation FD Disclosure.” Such information (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this report and the furnishing of this information pursuant to Items 2.02 and 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective February 23, 2026, Charles Peters and Janet Estep resigned from the Board of Directors (the “Board”) of ACI Worldwide, Inc. (the “Company”). Mr. Peters’ and Ms. Estep’s decisions to resign were not due to any disagreement with the Company on any matter relating to its operations, policies, or practices.

On February 23, 2026, Kimberly deBeers was appointed to the Company’s Board as an independent director. The announcement of her directorship is included in the press release filed as Exhibit 99.1 to this report.

Ms. deBeers will serve until the 2026 Annual Meeting of Stockholders and thereafter until her successor is duly elected and qualified. Ms. deBeers will serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board. Ms. deBeers will participate in the Company’s standard non-employee director compensation arrangement.

For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. The Board has established guidelines to assist it in determining director independence which conform to the independence requirements in the NASDAQ Global Select Market listing standards. In accordance with these guidelines, the Board has determined that Ms. deBeers is independent. Ms. deBeers is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.
See “Item 2.02 – Results of Operation and Financial Condition” above.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated February 26, 2026
99.2	Investor presentation materials dated February 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACI WORLDWIDE, INC. (Registrant)

Date: February 26, 2026	By:	/S/ ROBERT W. LEIBROCK
Robert W. Leibrock
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer)